Income Taxes (Detail) - USD ($)	Sep. 30, 2014	Sep. 30, 2013
Income Taxes [Line Items]
Net operating loss carryforwards	$ 2,731,492	$ 1,332,955
Capitalized expenditures	381,872	0
Research and experimentation credit carryforwards	63,368	32,559
Stock based compensation	501,175	115,171
Fixed assets	1,568	7,492
Accrued expenses	46,230	35,744
Gross deferred tax assets	3,725,705	1,523,921
Deferred tax asset valuation allowance	(3,725,705)	(1,523,921)
Net deferred tax assets	$ 0	$ 0